UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 29, 2005

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                              PharmaFrontiers Corp.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)

             000-25513                                   76-0333165
             ---------                                   ----------
      (Commission File Number)              (I.R.S. Employer Identification No.)

   2408 Timberloch Place, Suite B-7
        The Woodlands, Texas                               77380
        --------------------                               -----
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On August 29, 2005, Terry Wesner was appointed to the Board of Directors. Mr. Wesner will serve on the Board's Nominating Committee.

     Mr. Wesner has not been involved with a related transaction or relationship as defined by Item 404(a) of Regulation S-B between the Company and him. Additionally, there is no arrangement or understanding between Mr. Wesner and any other person pursuant to which Mr. Wesner was selected as a director.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PHARMAFRONTIERS CORP.


                                                     By: /s/ David B. McWilliams
                                                         -----------------------
                                                         David B. McWilliams,
                                                         Chief Executive Officer


DATE: September 1, 2005